Exhibit 10.4

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. AMENDMENT/MODIFICATION NO. 192	2. EFFECTIVE DATE 11/02/2020	3. REQUISITION NO.	PAGE OF 1 2
4. ISSUED BY	CODE 5ACAAQ	5. ADMINISTERED BY (if other than item 4)	CODE 5ACAAQ
DOUGLAS E. BREWER Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (703) 280-7207 TELEPHONE FAX EMAIL		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

6. SUPPLIER NAME AND ADDRESS	CODE 000389122		7A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			7B. DATED (SEE ITEM 9)
TELEPHONE FAX EMAIL		x	8A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
8B. DATED (SEE ITEM 10)
04/23/2013
9. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered Solicitation is amended as set forth in items 7A and 11. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 6 and 13, and returning   1   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or email which includes a reference to the solicitation and amendment number. YOUR OFFER MAY BE REJECTED IF ACKNOWLEDGEMENT OF THIS AMENDMENT IS NOT RECEIVED AT THE PLACE DESIGNATED AND PRIOR TO THE HOUR AND DATE SPECIFIED. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or email, provided each letter or email makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

10. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACT / ORDER IN ITEM 8A. IT MODIFIES THE CONTRACT/ORDER NO. AS SET FORTH IN ITEM 11.

☐	A. THIS CHANGE IS ISSUED PURSUANT TO CLAUSE: (Specify clause by number and name)

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF MUTUAL AGREEMENT.
☒	D. OTHER: (Specify type of modification and authority) Mutual Agreement of the Contracting Parties

E. IMPORTANT: Supplier ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

11. DESCRIPTION OF AMENDMENT/MODIFICATION

In accordance with contract ACN-13-FX and the “Fuel Adjustment” section, the following Line

Haul Rate (fuel) for the Day Network as set out in Attachment 10 is modified for performance during the period of November 2, 2020 to November 29, 2020 (Operating Period 86) as

follows:

TIERS: Base – Tier 5

From:

[*] per cubic foot

To:

[*] per cubic foot

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 7A or 8A, as heretofore changed, remain unchanged and in full force and effect.

12. ACCOUNTING DATA	A. AWARD PAYMENT TERMS	B. NET CHANGE

13. SUPPLIER (Name, Date, Signature) Ron D. Stevens /s/ RON D. STEVENS TITLE: Vice President TELEPHONE: EMAIL: 12-29-20	14. UNITED STATES POSTAL SERVICE (CO’s Name, Date, Signature) Brian Mckain /s/ BRIAN MCKAIN TITLE: Contracting Officer TELEPHONE: EMAIL: brian.m.mckain@usps.gov 12-29-20

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

CONTINUATION SHEET	REQUISITION NO.	PAGE 2	OF 2

CONTRACT/ORDER NO. ACN-13-FX/192	AWARD/ EFFECTIVE DATE 11/02/2020	MASTER CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	DESCRIPTION OF GOODS/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1

This is a decrease of [*].

TIERS: 6 - 8

TIER 6:

From:

[*] per cubic foot

To:

[*] per cubic foot

This is an decrease of [*].

TIER 7:

From:

[*] per cubic foot

To:

[*] per cubic foot

This is an decrease of [*].

TIER 8:

From:

[*] per cubic foot

To:

[*] per cubic foot

This is an decrease of [*].

[*]

—

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

Period of Performance: 09/30/2013 to 09/29/2024

Change Item 1 to read as follows:

Day Network

Account Number: 53503

This is for estimation purposes only and is not a guarantee of contract value.

Omitted Attachment

An attachment to this exhibit regarding certain volume information has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally a copy of the attachment to the Securities and Exchange Commission or its staff upon request.

[*]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.